SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                (AMENDMENT NO. )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary proxy statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             WOODROAST SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
    Schedule 14A.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transactions applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing party:

     (4)  Date filed:



                             WOODROAST SYSTEMS, INC.
                        10250 Valley View Road, Suite 145
                       Eden Prairie, Minnesota 55344-3542


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 20, 1997

TO THE SHAREHOLDERS OF WOODROAST SYSTEMS, INC.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Woodroast Systems, Inc., a Minnesota corporation, will be held on Tuesday, May 20, 1997, at 10:00 a.m. (Minneapolis time), at the Ramada Plaza Hotel Minneapolis, 12201 Ridgedale Drive, Minnetonka, Minnesota, for the following purposes:

         1.       To elect three directors of the Company for the coming year.

         2. To approve an amendment to the Company's 1994 Stock Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 250,000 to 750,000 shares.

         3. To transact such other business as may properly come before the meeting or any adjournment thereof.

         Only holders of record of Woodroast Systems, Inc.'s Common Stock at the close of business on April 10, 1997 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

         Each of you is invited to attend the Annual Meeting in person if possible. Whether or not you plan to attend in person, please mark, date and sign the enclosed proxy, and mail it promptly. A return envelope is enclosed for your convenience.


                                            By Order of the Board of Directors


                                            Mark D. Dacko
                                            SECRETARY

April 18, 1997


             WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE SIGN THE PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.



                             WOODROAST SYSTEMS, INC.
                        10250 Valley View Road, Suite 145
                       Eden Prairie, Minnesota 55344-3542


                                 PROXY STATEMENT


                             SOLICITATION OF PROXIES

        The enclosed proxy is solicited by and on behalf of the Board of Directors of Woodroast Systems, Inc., a Minnesota corporation (the "Company" or "Woodroast"), for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on Tuesday, May 20, 1997, at 10:00 a.m. (Minneapolis time), at the Ramada Plaza Hotel Minneapolis, 12201 Ridgedale Drive, Minnetonka, Minnesota, and any adjournment thereof. This Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about April 18, 1997. The Company's Annual Report to Shareholders for the fiscal year ended December 29, 1996 is being mailed to shareholders concurrently with the Proxy Statement.

         The expense of the solicitation of proxies for the Annual Meeting, including the cost of mailing, has been or will be borne by the Company. Arrangements will be made with brokerage houses and other custodian nominees and fiduciaries to send proxies and proxy materials to their principals and the Company will reimburse them for their expense in so doing. In addition to solicitation by mail, proxies may be solicited by telephone, telegraph or personally.


                         VOTING AND REVOCATION OF PROXY

         Only holders of record of the Company's Common Stock at the close of business on April 10, 1997, the record date for the Annual Meeting (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, there were 4,242,397 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

         Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are indicated, the proxy will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement. While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (a) giving written notice of such revocation to the Secretary of the Company, (b) giving another written proxy bearing a later date, or (c) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy).

         Votes cast by proxy or in person at the Annual Meeting will determine if a quorum is present. If an executed proxy card is returned and the shareholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If an executed proxy card is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter.


                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         The Board of Directors of the Company currently consists of two directors. Each director is elected for a term of one year or until his or her successor is elected. Shareholders will be asked at the Annual Meeting to elect three directors. The Board has nominated the three individuals named below to serve as directors of the Company. Each of the nominees named below, other than Ralph J. Guarino, is now a director of the Company and collectively they comprise the entire Board. All nominees have indicated a willingness to serve if elected. Unless authority is withheld, all proxies received in response to this solicitation will be voted FOR the election of the nominees named below. If any nominee becomes unable to serve prior to the Annual Meeting, the proxies received in response to this solicitation will be voted for a replacement nominee selected in accordance with the best judgment of the proxy holders named therein.

         The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to the Company by such nominees.

NAME                  POSITIONS WITH THE COMPANY          AGE     DIRECTOR SINCE
----                  --------------------------          ---     --------------

Sheldon F. Jacobs     Chairman of the Board and Chief      52          1987
                      Executive Officer

Ralph J. Guarino      Director                             50         Nominee

Byron L. Frank        Director                             52          1994

         SHELDON F. JACOBS has been the Chief Executive Officer and Chairman of the Board of the Company since its formation in 1987 and was also its President and Chief Financial Offier until 1996. From 1980 to 1987, Mr. Jacobs worked toward the development of the Shelly's Woodroast concept, from engineering and patenting the design of the Woodroast ovens to introducing the Original Woodroast Cooking to existing restaurants and testing consumer response. In 1974, Mr. Jacobs was a co-founder of J.Y.J. Corporation, a liquidation company that was eventually merged into C.O.M.B. Company. He served as its president from 1974 to 1980. In 1980 Mr. Jacobs sold his interest in J.Y.J. Corporation.

         RALPH J. GUARINO joined the Company in November 1996 as its President, Chief Operating Officer and Chief Financial Officer. Mr. Guarino brings over 25 years of restaurant operations experience to the Company. From July 1992 until that time Mr. Guarino served as Senior Vice President, Chief Operating Officer and member of the Board of Directors for The Italian Oven, Inc., a 100-unit chain of full-service, moderately-priced Italian family restaurants based in Latrobe, Pennsylvania. He became President in February 1993. During his four-year tenure at that company, he oversaw The Italian Oven, Inc.'s initial public offering of common stock, the opening of 18 additional company-owned units and 71 franchised units, as well as the sale of over 250 franchises. The Italian Oven, Inc. filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code on October 21, 1996. He served as Senior Vice President, Chief Financial Officer and member of the Board of Directors for Boston Chicken, Inc., a restaurant and prepared food chain based in Boston, Massachusetts, from 1990 until 1992.

         BYRON L. FRANK has served as a director of the Company since February 1994. From 1988 to the present, Mr. Frank has served as Corporate Vice President of Family Partners, Ltd., a private investment firm. He runs the day-to-day operations of Family Partners, Ltd., which includes investment in equities, debt, real estate and banking. Prior to joining Family Partners, Ltd., Mr. Frank was a partner at Laventhol and Horwath from 1980 to 1988. Mr. Frank is also a director of World Satellite Network.

         The Company knows of no arrangements or understandings between a director or nominee and any other person pursuant to which he has been selected as a director or nominee. There is no family relationship between any of the nominees, directors or executive officers of the Company.

VOTE REQUIRED

         The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election to the Board of each of the three nominees named above. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

         All shares represented by proxies will be voted FOR the election of the foregoing nominees unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AS SET FORTH IN PROPOSAL 1.

BOARD COMMITTEES AND ACTIONS

         During fiscal 1996, the Board of Directors met eleven times. The Board of Directors does not have a compensation committee, audit committee or a nominating committee. The full Board acts upon matters which otherwise would be acted upon by these committees.


                             EXECUTIVE COMPENSATION

         The following table shows, for fiscal years 1996, 1995 and 1994, the cash compensation paid by the Company, as well as certain other compensation paid or accrued for those years, to its chief executive officer.

                           SUMMARY COMPENSATION TABLE

                                                                           Long-Term
                                             Annual Compensation         Compensation
                                             -------------------      ------------------
                                                                            Awards
                                                                         Common Stock
                                             Salary        Bonus      Underlying Options
Name and Principal Position        Year       ($)           ($)               (#)
---------------------------        ----     --------     --------     ------------------
Sheldon F. Jacobs                  1996     $100,000     $100,000         200,000
Chairman of the Board and          1995       70,000      108,777              --
   Chief Executive Officer         1994       51,154           --              --

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the number of individual grants of stock options made during fiscal year 1996 to the executive officer named in the Summary Compensation Table:

                       Number of Shares     Percent of Total
                          Underlying        Options Granted       Exercise or
                            Options         to Employees in        Base Price       Expiration
Name                      Granted(#)           Fiscal Year        ($/Share)(1)           Date
----                      -----------       ----------------      ------------       ----------
Sheldon F. Jacobs           100,000               21.1%               $5.50           5/29/2001

Sheldon F. Jacobs           100,000               21.1%               $5.00           5/29/2006

(1) The fair market value of the Company's Common Stock on the date of grant was $4.88. Options become exercisable in five equal 20% annual increments beginning on the first anniversary of the date of grant.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table summarizes information with respect to options held by the executive officer named in the Summary Compensation Table, and the value of the options held by such person at the end of fiscal 1996. No options were exercised by the executive officers named in the Summary Compensation Table during fiscal 1996.

                          Number of Unexercised           Value of Unexercised in-the-
                           Options at FY-End(#)            Money Options at FY-End($)
                      ------------------------------      ------------------------------
Name                  Exercisable      Unexercisable      Exercisable      Unexercisable
----                  -----------      -------------      -----------      -------------
Sheldon F. Jacobs          0              200,000              $0               $0


                              EMPLOYMENT AGREEMENTS

         In February 1994, the Company and Mr. Jacobs entered into a three-year employment agreement pursuant to which Mr. Jacobs served the Company as Chief Executive Officer. Such agreement expired in February 1997. Mr. Jacobs and the Company are currently negotiating the terms of a new employment agreement.

         Pursuant the terms of the 1994 agreement, Mr. Jacobs received an annual base salary of $100,000 during 1996. The amount of Mr. Jacobs' base salary could be increased each year by the Board of Directors and Mr. Jacobs also had the opportunity to earn performance-related bonuses, including stock options issued pursuant to the Company's 1994 Stock Plan. Under the agreement, Mr. Jacobs was not permitted to disclose confidential information about the Company and agreed not to compete with the Company for a three-year period after any termination of employment. The Company was permitted to terminate Mr. Jacobs' employment for "good cause," or upon "disability," as defined in the agreement, or in the event of death. Mr. Jacobs was permitted to terminate his employment upon 60 days' written notice to the Board of Directors. If either Mr. Jacobs had terminated his employment for "good cause," as defined in the agreement, or was terminated by the Company without "good cause," Mr. Jacobs would have been entitled to receive his base salary and benefits until the earlier of (a) Mr. Jacobs' full-time reemployment or self-employment or (b) the expiration of the agreement.

         Effective September 5, 1996, the Company and Mr. Guarino entered into a five-year employment agreement pursuant to which Mr. Guarino serves the Company as President and Chief Operating Officer. Pursuant to such agreement, Mr. Guarino receives an annual base salary of $175,000, which amount may be increased each year by the Board of Directors. Mr. Guarino also has the opportunity to earn performance-related bonuses of up to 20% of his base salary beginning in 1997. Mr. Guarino was granted options to purchase 150,000 shares of common stock at an exercise price of $4.375 per share, which was the fair market value of the Company's Common Stock on the date of grant. Such options vest ratably over five years on May 1, 1997 and on each anniversary of that date thereafter and expire on September 5, 2006. Under the agreement, Mr. Guarino may not disclose confidential information about the Company and has agreed not to compete with the Company for a one-year period after any termination of employment. The Company may terminate Mr. Guarino's employment for "good cause," upon "disability," as defined in the agreement, or in the event of death. Mr. Guarino may terminate his employment upon 30 days' written notice to the Board of Directors or for "good reason," as defined in the agreement. If either Mr. Guarino terminates his employment for "good reason" or is terminated by the Company without "good cause," Mr. Guarino is entitled to receive a lump sum payment of one year's base salary.

         Effective January 15, 1997, the Company and Mr. Gionta entered into a five-year employment agreement pursuant to which Mr. Gionta serves the Company as Vice President - Operations. Mr. Gionta receives an annual base salary of $125,000 pursuant to the agreement. The amount of the base salary must be reviewed annually and may be increased on the recommendation of the President and Chief Executive Officer and as approved by the Board. Mr. Gionta was granted options to purchase 50,000 shares of common stock at an exercise price of $5.375 per share, which was the fair market value of the Company's Common Stock on the date of grant. Such options vest ratably over five years on January 15, 1998 and on each anniversary of that date thereafter and expire on November 18, 2006. Under the agreement, Mr. Gionta may not disclose confidential information about the Company and has agreed not to compete with the Company for a one-year period after any termination of employment. The Company may terminate Mr. Gionta's employment for "good cause," upon "disability" (as defined in the agreement), or in the event of death. Mr. Gionta may terminate his employment upon 30 days' written notice to the Board of Directors or for "good reason" (as defined in the agreement). If Mr. Gionta terminates his employment for "good reason" or is terminated by the Company without "good cause," Mr. Gionta is entitled to receive a lump sum payment of nine months' base salary.

DIRECTOR COMPENSATION

         Directors receive no fees for serving as directors. Non-employee directors of the Company are reimbursed for out-of-pocket expenses incurred on behalf of the Company.The Company's 1994 Stock Plan provides for automatic grants of stock options for the purchase of 5,000 shares of Common Stock to each non-employee director of the Company upon his or her election or re-election to the Board. These options are fully vested at the date of grant, have an exercise price equal to the fair market value of the Company's Common Stock at the date of grant, and are exercisable for a period of ten years from the date of grant.

         The following table summarizes options granted to directors of the Company during the 1996 fiscal year.

                     Number of Shares       Exercise or
                    Underlying Options       Base Price                           Expiration
Name                     Granted(#)          ($/Share)       Vesting Date            Date
----                ------------------      -----------      ------------         ----------

Byron L. Frank              5,000              $5.00           05/29/96           05/29/2006
Byron L. Frank             50,000               4.53           11/26/96           11/26/2006
Lee M. Cohn (1)             5,000               5.00           05/29/96           05/29/2006

-----------
(1)      Mr. Cohn resigned as a director on November 15, 1996.


                              CERTAIN TRANSACTIONS

         During 1996 the Company made advances to Mr. Jacobs, of which the largest aggregate amount outstanding was $120,165. In December 1996, the Company awarded a bonus to Mr. Jacobs in the amount of $100,000, which was applied to repay all outstanding advances.


                         SECURITY OWNERSHIP OF PRINCIPAL
                           SHAREHOLDERS AND MANAGEMENT

         The following table sets forth, as of March 25, 1997, the number of shares of Common Stock beneficially owned by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of the Company's common stock, by each executive officer of the Company named in the Summary Compensation Table herein, by each director and director nominee, and by all directors and executive officers as a group.


                                               NUMBER OF SHARES
BENEFICIAL OWNER                              BENEFICIALLY OWNED       PERCENT
----------------                              ------------------       -------
Sheldon F. Jacobs                                 1,189,999(1)           27.8
  10250 Valley View Road, Suite 145
  Eden Prairie, MN 55344

Perkins Capital Management, Inc.                    376,000(2)            8.9
  730 East Lake Street
  Wayzata, MN 55397-1769

Steven T. Newby                                     345,500(3)            8.1
  6116 Executive Blvd., Suite 701
  Rockville, MD 20852

Ralph J. Guarino                                     32,500(4)             *

Byron L. Frank                                       22,001(5)             *

All directors and executive officers
  as a group (four persons)                       1,245,500(6)           28.7
-----------------
*        Less than one percent.

(1) Includes 40,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(2) Based on the most recent Schedule 13G filed with the Securities and Exchange Commission (the "SEC").

(3)      Based on the most recent Schedule 13D filed with the SEC.

(4) Includes 30,000 shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(5) Includes 20,001 shares issuable upon exercise of options exercisable within 60 days of the Record Date.

(6) Includes 90,001 shares issuable upon exercise of options exercisable within 60 days of the Record Date.


                    PROPOSAL TO INCREASE THE NUMBER OF SHARES
                      OF COMMON STOCK RESERVED FOR ISSUANCE
                       UNDER THE COMPANY'S 1994 STOCK PLAN
                                  (PROPOSAL 2)

         In February 1994, the Board of Directors and the shareholders of the Company adopted the 1994 Stock Plan (the "Plan"). The Plan provides for the granting of awards in the form of stock options, restricted stock, stock appreciation rights and deferred stock to key employees and non-employees, including directors of and consultants to the Company and any subsidiary, to purchase up to a maximum of 250,000 shares of Common Stock. Options that are granted under the Plan may be either options that qualify as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended ("Incentive Stock Options"), or those that do not qualify as Incentive Stock Options ("Non-Qualified Stock Options"). The Plan may be administered by the Board of Directors, or a committee designated by the Board, which determines the persons who are to receive awards under the Plan, the type of award to be granted, the number of shares subject to each award and, if an option, the exercise price of each option.

         An amendment to the Plan was adopted by the Board of Directors in February 1995 and approved by the shareholders in May 1995 providing for automatic grants of Non-Qualified Stock Options to non-employee directors of the Company. Non-employee directors receive Non-Qualified Stock Options to purchase 5,000 shares upon their election to the Board and automatic annual grants of options to purchase 5,000 shares upon reelection to the Board at any special or annual meeting. These options vest immediately upon the date granted, have an exercise price equal to the fair market value of the Company's Common Stock on the date granted and are exercisable for a period of ten years.

         On May 29, 1996, the Board of Directors approved an amendment to the Plan to increase the number of shares reserved for issuance from 250,000 to 750,000, subject to approval by the Company's shareholders. A complete text of the Plan is set forth as Annex A to this Proxy Statement. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text. At December 29, 1996, 497,002 options had been granted under the Plan and were outstanding.

GENERAL

         The purpose of the Plan is to advance the interests of the Company by furnishing a variety of economic incentives designed to attract, retain and motivate executives, key employees, non-employee directors and consultants to the Company and enable such individuals to participate in the long-term success and growth of the Company.

         The Plan provides that the Board of Directors or by a committee composed of at least two disinterested members of the Board may grant awards in the following forms: (a) stock options; (b) stock appreciation rights; (c) restricted stock; or (d) deferred stock awards. The Plan is currently administered by the entire Board rather than by a committee. Awards may be granted to officers, non-employee directors, key employees of the Company or its subsidiaries, and consultants to the Company selected from time to time by the Board.

         The number of shares of Common Stock which may be issued under the Plan if this amendment is approved may not exceed 750,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 17.7% of the 4,242,397 shares of Common Stock outstanding on April 11, 1997. On April 11, 1997, the closing sale price of the Common Stock as reported by NASDAQ was $2.19 per share.

STOCK OPTIONS

         Under the Plan, the Board may grant non-qualified and incentive stock options to eligible participants to purchase shares of Common Stock from the Company, except that no incentive stock options may be granted thereunder after February 1, 2004. The Plan confers on the Board discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable for a period not to exceed 60 days in the event of specified changes in corporate ownership or control. The Board may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price.

         The option price may be paid in cash, check or, in some cases, by delivery of unrestricted shares of Common Stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at their fair market value or as otherwise authorized by the Board.

         In the event that an optionee ceases to be an employee or director of or consultant to the Company for any reason, including retirement, disability or death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Board, subject to limitations set forth in the Plan.

STOCK APPRECIATION RIGHTS

         A stock appreciation right ("SAR") is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Board and as to all or any portion of the shares subject to the option, except that a SAR granted with respect to an incentive stock option may be granted only at the time of grant of the option.

         The Plan confers on the Board discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of a SAR. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. Unless otherwise provided by the Board, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Board may accelerate the exercisability of any SAR.

         Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of Common Stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of Common Stock on the exercise date exceeds the purchase price of the shares under the option. The Board may pay the amount of this appreciation to the holder of the SAR by the delivery of Common Stock, cash, or any combination of Common Stock and cash.

RESTRICTED STOCK

         Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the participant. The price at which restricted stock will be sold will be determined by the Board, and it may vary from time to time and among participants and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Board may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

         Subject to the provisions of the award agreement, upon termination of employment of the participant for any reason during the restriction period, all shares still subject to restriction are forfeited. The Board may waive restrictions in the case of hardship, such as termination of employment due to death, disability, or retirement (but not for cause). All restrictions shall immediately lapse in the event of specified changes in corporate ownership or control.

DEFERRED STOCK AWARDS

         Deferred stock awards consist of the transfer by the Company to an eligible participant of shares of Common Stock, without payment, as additional compensation for services to the Company at the expiration of a deferral period. The number of shares transferred pursuant to any deferred stock award and the length of the deferral period will be determined by the Board, which may condition the grant of deferred stock upon the attainment of specified performance goals.

         Subject to the provisions of the award agreement, upon termination of employment of the participant for any reason during the deferral period, the deferred stock in question is forfeited. The Board may waive the remainder of the deferral period in hardship cases, such as termination of employment due to death, disability, or retirement (but not for cause).

NON-TRANSFERABILITY OF MOST AWARDS

         No stock option, SAR, or restricted stock granted under the Plan will be transferable by its holder, except by will or the laws of descent and distribution in the event of the holder's death. During a participant's lifetime, an award may be exercised only by him or her or by his or her guardian or legal representative. Subject to the provisions of the Plan and the award agreement, deferred stock awards may not be transferred during the deferral period.

AMENDMENT OF THE PLAN

         The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) impair, without the consent of the recipient thereof, an award previously granted, or (b) without shareholder approval, cause the Plan to no longer comply with rules promulgated by the SEC pursuant to Section 16 of the Securities Exchange Act of 1934, Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or any other regulatory requirements. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion sets forth certain United States income tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Code, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

         Under existing Federal income tax provisions, a participant who receives a stock option or a SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such award is granted. A participant who receives a stock award under the Plan consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

         Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then
(i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

         The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income.

         If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

         When a stock appreciation right granted pursuant to the Plan is exercised, the participant will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

         A participant who receives restricted stock subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.


                              AMENDED PLAN BENEFITS

         The following table sets forth grants of options that have been made to the following individuals or groups of individuals listed, which options are subject to approval of the proposal to increase the number of shares of Common Stock reserved for issuance under the plan from 250,000 to 750,000.

                  NAME AND POSITION                           NUMBER OF UNITS
                  -----------------                           ---------------

                  Sheldon F. Jacobs
                  Chairman of the Board and
                    Chief Executive Officer                       200,000

                  Executive Group                                 250,000(1)

                  Non-Executive Director Group                     50,000

                  Non-Executive Officer Employee Group             --

(1) Includes the options to purchase 200,000 shares of Common Stock reported as having been granted to Mr. Jacobs on the first line of this table.


         The option grants listed in the preceding table include the following specific grants:


* On May 29, 1996, Mr. Sheldon Jacobs, the Chairman and Chief Executive Officer, was granted options to purchase 200,000 shares of Common Stock. Of those options, 100,000 become exercisable in five equal 20% annual increments beginning on the first anniversary of the date of grant, have an exercise price of $5.50 per share and expire on May 29, 2001. The other 100,000 options become exercisable in five equal 20% annual increments beginning on the first anniversary of the date of grant, have an exercise price of $5.00 per share and expire on May 29, 2006.

* On November 18, 1996, Mr. Alex Gionta, the Company's Vice President - Operations, was granted options to purchase 50,000 shares of Common Stock. The options become exercisable in five equal 20% annual increments beginning on January 15, 1998, have an exercise price of $5.375 per share and expire on November 18, 2006.

* On November 26, 1996, Mr. Byron Frank, a non-management Director of the Company, was granted options to purchase 50,000 shares of Common Stock. The options became exercisable on November 26, 1996, have an exercise price of $4.53 per share and expire on November 26, 2006.


                 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH
              SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         The Company's Common Stock was registered under Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") in 1995 and, upon such registration, its directors, executive officers, and persons holding more than 10% of outstanding Common Stock became subject to the requirement to file reports concerning their initial ownership of Common Stock and any subsequent changes in that ownership.

         Mr. Sheldon Jacobs, the Company's Chairman and Chief Executive Officer and a holder of more than 10% of the outstanding Common Stock, filed a Form 5 with the SEC on March 4, 1997 which was due on February 12, 1997. Mr. Byron Frank, a Director of the Company, filed a Form 5 with the SEC on February 28, 1997 which was due on February 12, 1997. Mr. Ralph Guarino, the Company's President and Chief Operating Officer, filed a Form 3 on November 20, 1996 which was due on September 15, 1996. Other than as specifically disclosed herein, the Company believes that the filing requirements have been satisfied by all directors, executive officers and beneficial owners of more than 10% of the Common Stock. In making this disclosure, the Company has relied solely on written representations of such persons and copies of the reports that they have filed with the Securities and Exchange Commission.


                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board of Directors has appointed the firm of Lund Koehler Cox & Company PLLP, independent public accountants, to serve as auditors for the Company for the fiscal year ending December 28, 1997. Lund Koehler Cox & Company PLLP has served as the Company's auditors since 1993. A representative of Lund Koehler Cox & Company PLLP is expected to be present at this year's Annual Meeting of Shareholders and will have an opportunity to make a statement and/or respond to appropriate questions from shareholders.


                            PROPOSALS OF SHAREHOLDERS

         Any shareholder wishing to have a proposal considered for inclusion in the Company's 1998 proxy solicitation materials must set forth such proposal in writing and file it with the Secretary of the Company no later than December 19, 1997.


                                 OTHER BUSINESS

         At the date of this Proxy Statement, management knows of no other business that may properly come before the Annual Meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies received in response to this solicitation in accordance with their best judgment on such matters.

                                              By Order of the Board of Directors


                                              Mark D. Dacko
                                              SECRETARY

Eden Prairie, Minnesota
April 18, 1997



                                                                         ANNEX A


                             WOODROAST SYSTEMS, INC.

                           1994 STOCK PLAN, AS AMENDED
                              THROUGH MAY 29, 1996

         SECTION 1. General Purpose of Plan; Definitions.

         The name of this plan is the Woodroast Systems, Inc. 1994 Stock Plan (the "Plan"). The purpose of the Plan is to enable Woodroast Systems, Inc. (the "Company") and its Subsidiaries to retain and attract executives, key employees, and consultants who contribute to the Company's success by their ability, ingenuity and industry, and to enable such individuals to participate in the long-term success and growth of the Company by giving them a proprietary interest in the Company.

         For purposes of the Plan, the following terms shall be defined as set forth below:

         a.       "Board" means the Board of Directors of the Company.

         b. "Cause" means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company.

         c.       "Code" means the Internal Revenue Code of 1986, as amended.

         d. "Committee" means the Committee referred to in Section 2 of the Plan. If at any time no Committee shall be in office, then the functions of the Committee specified in the Plan shall be exercised by the Board.

         e. "Company" means Woodroast Systems, Inc., a corporation organized under the laws of the State of Minnesota (or any successor corporation).

         f. "Deferred Stock" means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

         g. "Disability" means permanent and total disability as determined by the Committee.

         h. "Disinterested Person" shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

         i. "Early Retirement" means retirement, with consent of the Committee at the time of retirement, from active employment with the Company and any Subsidiary or Parent Corporation of the Company.

         j. "Fair Market Value" means the value of the Stock on a given date as determined by the Committee in accordance with the applicable Treasury Department regulations under Section 422A of the Code with respect to "incentive stock options."

         k. "Incentive Stock Option" means any Stock Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422A of the Code.

         l. "Non-Employee Director" means any member of the Board who is not an employee of the Company, any Parent Corporation or Subsidiary.

         m. "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, and is intended to be and is designated as a "Non-Qualified Stock Option."

         n. "Normal Retirement" means retirement from active employment with the Company, any Subsidiary or Parent Corporation of the Company on or after age 65.

         o. "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations (other than the Company) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         p. "Restricted Stock" means an award of shares of Stock that are subject to restrictions under Section 7 below.

         q.       "Retirement" means Normal Retirement or Early Retirement.

         r. "Stock" means the Common Stock, $.005 par value per share, of the Company.

         s. "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 below to surrender to the Company all or a portion of a Stock Option in exchange for an amount equal to the difference between (i) the Fair Market Value, as of the date such Stock Option or such portion thereof is surrendered, of the shares of Stock covered by such Stock Option or such portion thereof, and (ii) the aggregate exercise price of such Stock Option or such portion thereof.

         t. "Stock Option" means any option to purchase shares of Stock granted pursuant to Section 5 below.

         u. "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         SECTION 2. Administration.

         The Plan shall be administered by the Board of Directors or by a Committee of not less than two directors, all of whom are Disinterested Persons, who shall be appointed by the Board of Directors of the Company and who shall serve at the pleasure of the Board.

         The Committee shall have the power and authority to grant to eligible persons, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, or (iv) Deferred Stock awards.

         In particular, the Committee shall have the authority:

         (a) to select the officers and other key employees of the Company or its Subsidiaries, and consultants and other persons having a contractual relationship with the Company or its Subsidiaries, to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Deferred Stock awards may from time to time be granted hereunder;

         (b) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards, or a combination of the foregoing, are to be granted hereunder;

         (c) to determine the number of shares to be covered by each such award granted hereunder;

         (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, any restriction on any Stock Option or other award and/or the shares of Stock relating thereto) and to amend such terms and conditions (including, but not limited to, any amendment which accelerates the vesting of any award); and

         (e) to determine whether, to what extent and under what circumstances Stock and other amounts payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant.

         The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan. The Committee may delegate its authority to the President and/or the Chief Executive Officer of the Company for the purpose of selecting employees who are not officers of the Company for purposes of (i) above.

         All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Plan participants.

         SECTION 3. Stock Subject to Plan.

         The total number of shares of Stock reserved and available for distribution under the Plan shall be 250,000 shares, subject to increase or decrease in the event of any adjustment required in the paragraph below. Such shares may consist, in whole or in part, of authorized and unissued shares. Subject to paragraph (b) (iv) of Section 6 below, if any shares that have been optioned cease to be subject to Options, or if any shares subject to any Restricted Stock or Deferred Stock award granted hereunder are forfeited or such award otherwise terminates without a payment being made to the participant, such shares shall again be available for distribution in connection with future awards under the Plan.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split (reverse or other), other change in corporate structure affecting the Stock, or spinoff or other distribution of assets to shareholders, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, and in the number of shares subject to Restricted Stock or Deferred Stock awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Option.

         SECTION 4. Eligibility.

         Officers, other key employees of the Company or its Subsidiaries, Non-Employee Directors, consultants and other persons having a contractual relationship with the Company or its Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and its Subsidiaries are eligible to be granted Stock Options, Stock Appreciation Rights, Restricted Stock or Deferred Stock awards under the Plan. The optionees and participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares covered by each award.

         SECTION 5. Stock Options.

         Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

         The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. No Incentive Stock Options shall be granted under the Plan after February 1, 2004.

         The Committee shall have the authority to grant any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of options (in each case with or without Stock Appreciation Rights). To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option.

         Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422A of the Code. The preceding sentence shall not preclude any modification or amendment to an outstanding Incentive Stock Option, whether or not such modification or amendment results in disqualification of such Option as an Incentive Stock Option, provided the optionee consents in writing to the modification or amendment.

         Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

         (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may, except as provided in this paragraph, be less than the Fair Market Value of the Stock on the date of the grant of the Option but in no event less than 50% of Fair Market Value, unless the Committee receives an opinion of legal counsel that a lesser amount will not prevent the Plan from satisfying the requirements of Rule 16b-3. In no event shall the option price per share of Stock purchasable under an Incentive Stock Option be less than 100% of the Fair Market Value of the Stock on the date of the grant of the option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price shall be no less than 110% of the Fair Market Value of the Stock on the date the option is granted.

         (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five years from the date of grant.

         (c) Exercisability. Stock Options shall be exercisable at such time or times as determined by the Committee at or after grant. If the Committee provides, in its discretion, that any option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time. Installment exercise restrictions may be based upon the lapse of time, the attainment of specified performance goals, or a combination of each. Notwithstanding the foregoing, unless the Stock Option Agreement provides otherwise, any Stock Option granted under this Plan shall be exercisable in full, without regard to any installment exercise provisions, for a period specified by the Company, but not to exceed sixty (60) days, prior to the occurrence of any of the following events: (i) dissolution or liquidation of the Company other than in conjunction with a bankruptcy of the Company or any similar occurrence, (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

         (d) Method of Exercise. Stock Options may be exercised in whole or in part at any time during the option period by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or by any other form of legal consideration deemed sufficient by the Committee and consistent with the Plan's purpose and applicable law, including promissory notes or a properly executed exercise notice together with irrevocable instructions to a broker acceptable to the Company to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price. As determined by the Committee, in its sole discretion, payment in full or in part may also be made in the form of unrestricted Stock already owned by the optionee or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Deferred Stock subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee), provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted, and provided further that in the event payment is made in the form of shares of Restricted Stock or a Deferred Stock award, the optionee will receive a portion of the option shares in the form of, and in an amount equal to, the Restricted Stock or Deferred Stock award tendered as payment by the optionee. If the terms of an option so permit, an optionee may elect to pay all or part of the option exercise price by having the Company withhold from the shares of Stock that would otherwise be issued upon exercise that number of shares of Stock having a Fair Market Value equal to the aggregate option exercise price for the shares with respect to which such election is made. No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends and other rights of a shareholder with respect to shares subject to the option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (a) of Section 12.

         (e) Non-transferability of Options. No Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

         (f) Termination by Death. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of one year (or such shorter period as the Committee shall specify at grant) from the date of such death or until the expiration of the stated term of the option, whichever period is shorter.

         (g) Termination by Reason of Disability. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after one year (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (h) Termination by Reason of Retirement. If an optionee's employment by the Company and any Subsidiary or Parent Corporation terminates by reason of Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement, but may not be exercised after one year (or such shorter period as Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422A of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

         (i) Other Termination. Unless otherwise determined by the Committee, if an optionee's employment by the Company, any Subsidiary or Parent Corporation terminates for any reason other than death, Disability or Retirement, any Stock Option held by such optionee may thereafter be exercised to the extent it was exercisable at such termination, but may not be exercised after three months (or such shorter period as the Committee shall specify at grant) from the date of such termination of employment or the expiration of the stated term of the option, whichever period is the shorter; provided, however, that if the optionee's employment is terminated for Cause, all rights under the Stock Option shall terminate and expire upon such termination.

         (j) Annual Limit on Incentive Stock Options. The aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which an Incentive Stock Option under this Plan or any other plan of the Company, any Subsidiary or Parent Corporation is exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

         (k) Non-Employee Directors. Each Non-Employee Director who, on or after the date this provision of the Plan is approved by shareholders, is elected or reelected to the Board at any annual or special meeting of the shareholders of the Company shall automatically be granted a Stock Option to purchase 5,000 shares of Stock at an option price per share equal to 100% of the Fair Market Value of a share of Stock on the date of the grant of the Stock Option. All such Stock Options shall be designated as Non-Qualified Stock Options and shall be subject to the same terms and provisions as are then in effect with respect to the grant of Non-Qualified Stock Options to officers and key employees of the Company, except that (i) the term of each such Stock Option shall be equal to ten years, which term shall expire six months after termination of service as a Director (or such shorter or longer period as the Committee shall specify at or after grant) and (ii) each such Stock Option shall become exercisable in full immediately. Upon termination of the Non-Employee Director's service as a Director of the Company, the unvested portion of a Stock Option held by such Director shall not be exercisable. Subject to the foregoing, all provisions of the Plan not inconsistent with the foregoing shall apply to Stock Options granted to Non-Employee Directors.

         SECTION 6. Stock Appreciation Rights.

         (a) Grant and Exercise. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of the option.

         A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that a Stock Appreciation Right granted with respect to less than the full number of shares covered by a related Stock Option shall not be reduced until the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

         A Stock Appreciation Right may be exercised by an optionee, in accordance with paragraph (b) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph (b) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Stock Appreciation Rights have been exercised.

         (b) Terms and Conditions. Stock Appreciation Rights shall be subject to applicable regulations relating to the exercise of Stock Appreciation Rights by optionees subject to reporting responsibilities under Section 16 of the Securities and Exchange Act of 1934, and to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

                  (i) Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
         Section 5 and this Section 6 of the Plan.

                  (ii) Upon the exercise of a Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or shares of Stock equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the related option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

                  (iii) Stock Appreciation Rights shall be transferable only when and to the extent that the underlying Stock Option would be transferable under Section 5 of the Plan.

                  (iv) Upon the exercise of a Stock Appreciation Right, the Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan, but only to the extent of the number of shares issued or issuable under the Stock Appreciation Right at the time of exercise based on the value of the Stock Appreciation Right at such time.

                  (v) A Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the market price of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Option.

         SECTION 7. Restricted Stock.

         (a) Administration. Shares of Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and Subsidiaries to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Committee may also condition the grant of Restricted Stock upon the attainment of specified performance goals. The provisions of Restricted Stock awards need not be the same with respect to each recipient.

         (b) Awards and Certificates. The prospective recipient of an award of shares of Restricted Stock shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the then applicable terms and conditions.

                  (i) Each participant shall be issued a stock certificate in respect of shares of Restricted Stock awarded under the Plan. Such certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

                  "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Woodroast Systems, Inc. 1994 Stock Plan and an Agreement entered into between the registered owner and the Company."

                  (ii) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

         (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to the Plan shall be subject to the following restrictions and conditions:

                  (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee may provide for the lapse of such restrictions in installments where deemed appropriate.

                  (ii) Except as provided in paragraph (c) (i) of this Section 7, the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the shares and the right to receive any cash dividends. The Committee, in its sole discretion, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested in additional shares of Restricted Stock (to the extent shares are available under Section 3 and subject to paragraph
         (f) of Section 12). Certificates for shares of unrestricted Stock shall be delivered to the grantee promptly after, and only after, the period of forfeiture shall have expired without forfeiture in respect of such shares of Restricted Stock.

                  (iii) Subject to the provisions of the award agreement and paragraph (c) (iv) of this Section 7, upon termination of employment for any reason during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

                  (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause), including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to such participant's shares of Restricted Stock.

                  (v) Notwithstanding the foregoing, all restrictions with respect to any participant's shares of Restricted Stock shall lapse, on the date determined by the Committee, prior to, but in no event more than sixty (60) days prior to, the occurrence of any of the following events: (i) dissolution or liquidation of the Company, other than in conjunction with a bankruptcy of the Company or any similar occurrence,
         (ii) any merger, consolidation, acquisition, separation, reorganization, or similar occurrence, where the Company will not be the surviving entity or (iii) the transfer of substantially all of the assets of the Company or 75% or more of the outstanding Stock of the Company.

         SECTION 8.  Deferred Stock Awards.

         (a) Administration. Deferred Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the officers and key employees of the Company and Subsidiaries to whom and the time or times at which Deferred Stock shall be awarded, the number of Shares of Deferred Stock to be awarded to any participant or group of participants, the duration of the period (the "Deferral Period") during which, and the conditions under which, receipt of the Stock will be deferred, and the terms and conditions of the award in addition to those contained in paragraph (b) of this Section 8. The Committee may also condition the grant of Deferred Stock upon the attainment of specified performance goals. The provisions of Deferred Stock awards need not be the same with respect to each recipient.

         (b)  Terms and Conditions.

                  (i) Subject to the provisions of this Plan and the award agreement, Deferred Stock awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or Elective Deferral Period, where applicable), share certificates shall be delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock award.

                  (ii) Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock award will be paid to the participant currently or deferred and deemed to be reinvested in additional Deferred Stock or otherwise reinvested, all as determined at the time of the award by the Committee, in its sole discretion.

                  (iii) Subject to the provisions of the award agreement and paragraph (b) (iv) of this Section 8, upon termination of employment for any reason during the Deferral Period for a given award, the Deferred Stock in question shall be forfeited by the participant.

                  (iv) In the event of special hardship circumstances of a participant whose employment is terminated (other than for Cause) including death, Disability or Retirement, or in the event of an unforeseeable emergency of a participant still in service, the Committee may, in its sole discretion, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all of the remaining deferral limitations imposed hereunder with respect to any or all of the participant's Deferred Stock.

                  (v) A participant may elect to further defer receipt of the award for a specified period or until a specified event (the "Elective Deferral Period"), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made prior to completion of one half of the Deferral Period for a Deferred Stock award (or for an installment of such an award).

                  (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

         SECTION 9. Transfer, Leave of Absence. etc.

         For purposes of the Plan, the following events shall not be deemed a termination of employment:

         (a) a transfer of an employee from the Company to a Parent Corporation or Subsidiary, or from a Parent Corporation or Subsidiary to the Company, or from one Subsidiary to another;

         (b) a leave of absence, approved in writing by the Committee, for military service or sickness, or for any other purpose approved by the Company if the period of such leave does not exceed ninety (90) days (or such longer period as the Committee may approve, in its sole discretion); and

         (c) a leave of absence in excess of ninety (90) days, approved in writing by the Committee, but only if the employee's right to reemployment is guaranteed either by a statute or by contract, and provided that, in the case of any leave of absence, the employee returns to work within 30 days after the end of such leave.

         SECTION 10. Amendments and Termination.

         The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made (i) which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right, Restricted Stock, Deferred Stock or other stock-based award theretofore granted, without the optionee's or participant's consent, or (ii) which without the approval of the stockholders of the Company would cause the Plan to no longer comply with rules promulgated by the Securities and Exchange Commission under authority granted in Section 16 of the Securities Exchange Act of 1934, as amended, Section 422A of the Code or any other regulatory requirements.

         The Committee may amend the terms of any award or option theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without his consent. The Committee may also substitute new Stock Options for previously granted options, including previously granted options having higher option prices.

         SECTION 11. Unfunded Status of Plan.

         The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

         SECTION 12. General Provisions.

         (a) The Committee may require each person purchasing shares pursuant to a Stock opt ion under the Plan to represent to and agree with the Company in writing that the optionee is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

         All certificates for shares of Stock delivered under the Plan pursuant to any Restricted Stock, Deferred Stock or other stock-based awards shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

         (b) Subject to paragraph (d) below, recipients of Restricted Stock, Deferred Stock and other stock-based awards under the Plan (other than Stock options) are not required to make any payment or provide consideration other than the rendering of services.

         (c) Nothing contained in this Plan shall prevent the Board of Directors from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a subsidiary to terminate the employment of any of its employees at any time.

         (d) Each participant shall, no later than the date as of which any part of the value of an award first becomes includible as compensation in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant. With respect to any award under the Plan, if the terms of such award so permit, a participant may elect by written notice to the Company to satisfy part or all of the withholding tax requirements associated with the award by (i) authorizing the Company to retain from the number of shares of stock that would otherwise be deliverable to the participant, or (ii) delivering to the Company from shares of Stock already owned by the participant, that number of shares having an aggregate Fair Market Value equal to part or all of the tax payable by the participant under this Section 12(d). Any such election shall be in accordance with, and subject to, applicable tax and securities laws, regulations and rulings.

         (e) The reinvestment of dividends in additional Restricted Stock (or in Deferred Stock or other types of Plan awards) at the time of any dividend payment shall only be permissible if the Committee (or the Company's chief financial officer) certifies in writing that under Section 3 sufficient shares are available for such reinvestment (taking into account then outstanding Stock Options and other Plan awards).

         SECTION 13. Effective Date of Plan.

         The Plan shall be effective on February 4, 1994 (the date of approval by the Board of Directors), subject to approval by a vote of the holders of a majority of the stock present and entitled to vote and shall expire (unless terminated earlier) as of February 1, 2004. Awards may be granted under the Plan prior to shareholder approval, provided such awards are made subject to shareholder approval.




PROXY

                             WOODROAST SYSTEMS, INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
        FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 20, 1997

The undersigned, revoking all prior proxies, hereby appoints Sheldon F. Jacobs and Byron L. Frank, or either of them, as proxy or proxies, with full power of substitution and revocation, to vote all shares of Common Stock of Woodroast Systems, Inc. of record in the name of the undersigned at the close of business on April 10, 1997, at the Annual Meeting of Shareholders to be held on Tuesday, May 20, 1997, or at any adjournment thereof, upon the following matters:

(1)  ELECTION OF
     DIRECTORS:

     [ ] FOR all nominees listed below       [ ] WITHHOLD AUTHORITY
         (except as marked to the contrary       to vote for all nominees listed
         below)                                  below.

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the FOR box and strike a line through the nominee's name in the list below.)

           SHELDON F. JACOBS        RALPH J. GUARINO       BYRON L. FRANK

(2) To approve an amendment to the Company's 1994 Stock Plan to increase the number of shares of Common Stock reserved for issuance threunder from 250,000 shares to 750,000 shares.

               [ ] FOR         [ ] AGAINST       [ ] ABSTAIN

(3) In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES
                 AND FOR THE AMENDMENT TO THE 1994 STOCK PLAN.

     The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director and FOR the proposal to increase the number of shares reserved for issuance under the Company's 1994 Stock Plan.


                                        Dated: __________________________, 1997.


                                        x_______________________________________
                                        Signature

                                        x_______________________________________
                                        Signature if jointly held

                                        Please sign exactly as name(s) are shown at left. When signing as executor, administrator, trustee, or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

 PLEASE MARK, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.